United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 27, 2004

Selective Insurance Group, Inc.
(Exact name of registrant as specified in its charter)

       New Jersey

	0-8641	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer No.)

                          40 Wantage Avenue, Branchville, New Jersey 07890

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(973) 948-3000

n/a
(Former name or former address, if changed since last report.)

Item 7.         Exhibits.

(c)     99.1 - Press Release of Selective Insurance Group, Inc. dated April 27, 2004.

Item 12.      Results of Operations and Financial Conditions

On April 27, 2004, Selective Insurance Group, Inc. (the "Company") issued a press release announcing first quarter 2004 results.  The press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 12 to this Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    SELECTIVE INSURANCE GROUP, INC.
    (Registrant)

Date:  April 27, 2004

By: /s/ Michele N. Schumacher

Name:  Michele N. Schumacher, Esq.

Title:  Vice President, Corporate Secretary &

Corporate Governance Officer

EXHIBIT INDEX

Exhibit  No.Description
99.1 Press Release dated April 27, 2004.